UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2008
NAVISITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27597	52-2137343
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

400 Minuteman Road
Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)
(978) 682-8300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On July 22, 2008, the Governance, Nominating and Compensation Committee (the “GNC Committee”) of the Board of Directors of NaviSite, Inc. (the “Company”), established the target bonuses for the Company’s 2009 fiscal year for Mr. Arthur P. Becker, the Company’s Chief Executive Officer and President, and for Mr. James W. Pluntze, the Company’s Chief Financial Officer. Subject to the achievement of certain targets established by the GNC Committee, Mr. Becker’s target bonus for the Company’s 2009 fiscal year is 75% of his annual base salary of $350,000, and Mr. Pluntze’s target bonus for the Company’s 2009 fiscal year is 44% of his annual base salary of $243,000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NaviSite, Inc.
Date: July 28, 2008	By:	/s/ James W. Pluntze
James W. Pluntze
Chief Financial Officer